Exhibit 99.1
Schedule of Statements of Cash Flows Line Item Reclassification

The following table presents the effect of the restatement on the Consolidated Statements of Cash Flows for the years ended July 31, 2006, 2005 and 2004 (in thousands):

	Year Ended July 31, 2006
	As Reported	Adjustment	As Restated
Cash flow from operating activities:
Investments in real estate	$--	$(129,728)	$(129,728)
Net cash provided by operating activities	193,404	(129,728)	63,676

Cash flow from investing activities:
Investments in real estate	(129,728)	129,728	--
Net cash used in investing activities	(191,721)	129,728	(61,993)

Cash flow from financing activities:
Net cash provided by financing activities	53,531	--	53,531

Net increase in cash and cash equivalents	55,214	--	55,214

Cash and cash equivalents:
Beginning of period	136,580	--	136,580
End of period	$191,794	$--	$191,794

	Year Ended July 31, 2005
	As Reported	Adjustment	As Restated
Cash flow from operating activities:
Investments in real estate	$--	$(72,164)	$(72,164)
Net cash provided by operating activities	220,341	(72,164)	148,177

Cash flow from investing activities:
Investments in real estate	(72,164)	72,164	--
Net cash (used in) provided by investing activities	(44,881)	72,164	27,283

Cash flow from financing activities:
Net cash used in financing activities	(85,208)	--	(85,208)

Net increase in cash and cash equivalents	90,252	--	90,252

Cash and cash equivalents:
Beginning of period	46,328	--	46,328
End of period	$136,580	$--	$136,580

	Year Ended July 31, 2004
	As Reported	Adjustment	As Restated
Cash flow from operating activities:
Investments in real estate	$--	$(27,802)	$(27,802)
Net cash provided by operating activities	180,937	(27,802)	153,135

Cash flow from investing activities:
Investments in real estate	(27,802)	27,802	--
Net cash used in investing activities	(83,365)	27,802	(55,563)

Cash flow from financing activities:
Net cash used in financing activities	(63,546)	--	(63,546)

Net increase in cash and cash equivalents	34,026	--	34,026
Net increase in cash due to adoption of FIN46R	4,428	--	4,428

Cash and cash equivalents:
Beginning of period	7,874	--	7,874
End of period	$46,328	$--	$46,328

The following table presents the effect of the restatement on the Consolidated Condensed Statements of Cash Flows for the three months ended October 31, 2006 and 2005 (in thousands):

	Three Months Ended October 31, 2006
	As Reported	Adjustment	As Restated
Net cash provided by (used in) operating activities	$2,239	$(54,999)	$(52,760)

Cash flow from investing activities:
Investments in real estate	(54,999)	54,999	--
Net cash used in investing activities	(83,468)	54,999	(28,469)

Cash flow from financing activities:
Net cash provided by financing activities	6,746	--	6,746

Net decrease in cash and cash equivalents	(74,483)	--	(74,483)

Cash and cash equivalents:
Beginning of period	191,794	--	191,794
End of period	$117,311	$--	$117,311

	Three Months Ended October 31, 2005
	As Reported	Adjustment	As Restated
Net cash used in operating activities	$(23,082)	$(38,112)	$(61,194)

Cash flow from investing activities:
Investments in real estate	(38,112)	38,112	--
Net cash used in investing activities	(74,513)	38,112	(36,401)

Cash flow from financing activities:
Net cash provided by financing activities	19,707	--	19,707

Net decrease in cash and cash equivalents	(77,888)	--	(77,888)

Cash and cash equivalents:
Beginning of period	136,580	--	136,580
End of period	$58,692	$--	$58,692

The following table presents the effect of the restatement on the Consolidated Condensed Statements of Cash Flows for the six months ended January 31, 2007 and 2006 (in thousands):

	Six Months Ended January 31, 2007
	As Reported	Adjustment	As Restated
Net cash provided by operating activities	$196,886	$(88,567)	$108,319

Cash flow from investing activities:
Investments in real estate	(88,567)	88,567	--
Net cash used in investing activities	(150,271)	88,567	(61,704)

Cash flow from financing activities:
Net cash provided by financing activities	16,457	--	16,457

Net increase in cash and cash equivalents	63,072	--	63,072

Cash and cash equivalents:
Beginning of period	191,794	--	191,794
End of period	$254,866	$--	$254,866

	Six Months Ended January 31, 2006
	As Reported	Adjustment	As Restated
Net cash provided by operating activities	$100,426	$(64,905)	$35,521

Cash flow from investing activities:
Investments in real estate	(64,905)	64,905	--
Net cash used in investing activities	(93,323)	64,905	(28,418)

Cash flow from financing activities:
Net cash provided by financing activities	31,858	--	31,858

Net increase in cash and cash equivalents	38,961	--	38,961

Cash and cash equivalents:
Beginning of period	136,580	--	136,580
End of period	$175,541	$--	$175,541

The following table presents the effect of the restatement on the Consolidated Condensed Statements of Cash Flows for the nine months ended April 30, 2007 and 2006 (in thousands):

	Nine Months Ended April 30, 2007
	As Reported	Adjustment	As Restated
Net cash provided by operating activities	$285,425	$(121,114)	$164,311

Cash flow from investing activities:
Investments in real estate	(121,114)	121,114	--
Net cash used in investing activities	(207,516)	121,114	(86,402)

Cash flow from financing activities:
Net cash provided by financing activities	46,736	--	46,736

Net increase in cash and cash equivalents	124,645	--	124,645

Cash and cash equivalents:
Beginning of period	191,794	--	191,794
End of period	$316,439	$--	$316,439

	Nine Months Ended April 30, 2006
	As Reported	Adjustment	As Restated
Net cash provided by operating activities	$177,718	$(88,366)	$89,352

Cash flow from investing activities:
Investments in real estate	(88,366)	88,366	--
Net cash used in investing activities	(125,756)	88,366	(37,390)

Cash flow from financing activities:
Net cash provided by financing activities	51,574	--	51,574

Net increase in cash and cash equivalents	103,536	--	103,536

Cash and cash equivalents:
Beginning of period	136,580	--	136,580
End of period	$240,116	$--	$240,116